Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

($ in thousands; unaudited)

	March 31, 2003	April 30, 2003	May 31, 2003	June 30, 2003	July 31, 2003	August 31, 2003	September 30, 2003
NETBANK, INC. CONSOLIDATED

Retail customers
Business customers
Total customers

Services per customer

Total average assets (consolidated)	$3,592,501	$3,935,052	$4,141,618	$4,376,432	$4,430,258	$4,578,824	$4,671,386

BANKING SEGMENT

Retail customers
Business customers
Total customers	162,358	163,480	163,095	162,854	163,232	164,188	165,467

Services per customer
Online bill pay penetration (accounts > 90 days)	47%	47%	46%	47%	47%	47%	47%
Direct deposit of payroll penetration (accounts > 90 days)	46%	46%	46%	45%	44%	44%	44%

Retail deposits							$2,212,717
Small business deposits							$17,454
Other deposits							$295,533
Total deposits	$2,284,298	$2,415,919	$2,410,112	$2,478,181	$2,669,778	$2,653,413	$2,525,704

Average retail checking account balance	$1,806	$1,800	$1,919	$1,886	$1,904	$1,980	$1,928
Average retail money market account balance	$12,820	$13,093	$13,626	$13,949	$14,382	$14,716	$14,947
Average retail CD balance	$17,827	$17,488	$17,677	$17,772	$17,744	$17,679	$17,668

Average small business checking account balance							$3,937
Average small business money market account balance							$34,651
Average small business CD balance							$67,858

Indirect Auto Lending –
Number of loans			112	200	445	595	1,014
Production			$1,899	$3,478	$7,841	$11,327	$19,760
Weighted Average Note Rate							6.35%

Servicing Portfolio –
Held for sale MSRs	$391,019	$412,250	$480,405	$330,594	$580,315	$510,459	$281,946
Available for sale MSRs	7,666,062	8,089,558	8,712,955	9,187,797	9,824,147	10,502,779	10,990,711
UPB underlying MSRs	8,057,081	8,501,808	9,193,360	9,518,391	10,404,462	11,013,238	11,272,657
Work-in-process and whole loans	1,813,038	2,206,237	2,289,467	3,137,931	3,576,571	3,505,018	3,832,375
Sold but not transferred	815,806	902,659	1,027,086	753,718	1,081,955	1,339,979	833,827
Third party subservicing	1,335,512	1,130,128	1,140,251	1,041,870	970,569	898,064	876,210
Total loans serviced	$12,021,437	$12,740,832	$13,650,164	$14,451,910	$16,033,557	$16,756,299	$16,815,069

Weighted average note rate	6.51%	6.42%	6.36%	6.35%	6.27%	6.19%	6.13%
Weighted average service fee	0.37%	0.37%	0.36%	0.35%	0.35%	0.34%	0.34%
Delinquency percentage (30+ days)	2.51%	2.70%	2.80%	2.51%	2.95%	3.36%	3.33%
Bankruptcy & foreclosure	0.70%	0.73%	0.72%	0.58%	0.62%	0.64%	0.63%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$1,467,662	$1,669,002	$1,589,147	$1,835,040	$2,240,109	$1,652,731	$1,199,650
Non-conforming mortgage production	157,164	178,805	168,980	160,556	171,913	179,889	237,231
Total mortgage production	$1,624,826	$1,847,807	$1,758,127	$1,995,596	$2,412,022	$1,832,620	$1,436,881

Refinance loans as a % of production	51%	53%	42%	44%	51%	54%	41%

Conforming mortgage sales	$1,233,610	$1,325,106	$1,519,904	$1,133,634	$2,062,984	$1,676,816	$848,545
Non-conforming mortgage sales	138,836	153,555	173,694	177,902	148,720	183,977	—
Total mortgage sales	$1,372,446	$1,478,661	$1,693,598	$1,311,536	$2,211,704	$1,860,793	$848,545

Locked mortgage pipeline	$2,164,246	$2,368,193	$3,003,749	$3,362,424	$2,204,239	$1,434,890	$1,389,535
Application mortgage pipeline	2,550,331	2,612,205	2,819,135	2,954,577	2,801,579	2,451,480	2,010,190
Total mortgage pipeline	$4,714,577	$4,980,398	$5,822,884	$6,317,001	$5,005,818	$3,886,370	$3,399,725

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)
ATMs (proprietary)
Total ATMS Serviced

Merchant Service Terminals

Insurance Sales Processing –
Number of policies sold			40	38	63	47	38
Number of policies in force		84	119	154	217	259	294

	October 30, 2003	November 30, 2003	December 31, 2003	January 31, 2004	February 29, 2004	March 31, 2004
NETBANK, INC. CONSOLIDATED

Retail customers						254,531
Business customers						19,487
Total customers						274,018

Services per customer						1.751

Total average assets (consolidated)	$4,505,454	$4,406,864	$4,427,911	$4,525,943	$4,479,099	$4,457,366

BANKING SEGMENT

Retail customers						163,791
Business customers						1,386
Total customers	165,692	165,901	165,762	165,814	164,137	165,177

Services per customer						2.23
Online bill pay penetration (accounts > 90 days)	47%	48%	48%	48%	48%	48%
Direct deposit of payroll penetration (accounts > 90 days)	44%	44%	45%	45%	47%	48%

Retail deposits	$2,268,065	$2,295,409	$2,315,086	$2,335,435	$2,340,613	$2,267,789
Small business deposits	$20,382	$24,326	$26,555	$29,178	$32,051	$33,162
Other deposits	$235,155	$200,229	$199,718	$233,386	$235,146	$346,239
Total deposits	$2,523,602	$2,519,964	$2,541,359	$2,597,999	$2,607,810	$2,647,190

Average retail checking account balance	$2,029	$2,008	$2,063	$2,333	$2,270	$2,210
Average retail money market account balance	$15,365	$15,656	$15,777	$15,672	$15,845	$15,858
Average retail CD balance	$17,567	$17,582	$17,590	$17,712	$17,794	$17,775

Average small business checking account balance	$3,803	$4,193	$4,697	$4,449	$5,356	$4,684
Average small business money market account balance	$35,733	$39,861	$38,835	$37,219	$36,631	$35,530
Average small business CD balance	$65,104	$64,924	$59,673	$56,113	$52,673	$51,582

Indirect Auto Lending –
Number of loans	957	615	1,069	1,499	1,013	1,569
Production	$19,124	$12,511	$22,961	$31,460	$21,009	$34,251
Weighted Average Note Rate	6.58%	6.56%	6.20%	6.19%	6.25%	5.89%

Servicing Portfolio –
Held for sale MSRs	$289,677	$396,414	$250,338	$152,870	$161,363	$182,425
Available for sale MSRs	11,815,377	11,958,653	12,293,325	12,476,242	12,555,359	12,775,835
UPB underlying MSRs	12,105,054	12,355,067	12,543,663	12,629,112	12,716,722	12,958,260
Work-in-process and whole loans	3,074,220	3,186,351	3,429,796	3,159,542	3,086,007	3,340,011
Sold but not transferred	1,186,995	1,288,353	498,474	687,321	752,863	509,969
Third party subservicing	828,064	763,326	553,554	598,119	498,576	480,143
Total loans serviced	$17,194,333	$17,593,097	$17,025,487	$17,074,094	$17,054,168	$17,288,383

Weighted average note rate	6.12%	6.10%	6.09%	6.08%	6.08%	6.04%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	3.12%	4.73%	4.15%	4.45%	4.25%	3.23%
Bankruptcy & foreclosure	0.71%	0.67%	0.77%	0.84%	0.94%	0.95%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$944,564	$780,153	$893,909	$793,362	$848,767	$1,088,709
Non-conforming mortgage production	254,550	193,478	214,626	138,779	158,406	230,743
Total mortgage production	$1,199,114	$973,631	$1,108,535	$932,141	$1,007,173	$1,319,452

Refinance loans as a% of production	38%	40%	41%	45%	46%	44%

Conforming mortgage sales	$1,471,454	$777,349	$909,852	$563,956	$814,283	$1,369,472
Non-conforming mortgage sales	423,078	253,340	15,106	376,279	145,225	208,918
Total mortgage sales	$1,894,532	$1,030,689	$924,958	$940,235	$959,508	$1,578,390

Locked mortgage pipeline	$1,077,757	$1,001,046	$966,943	$1,140,608	$1,157,054	$1,678,698
Application mortgage pipeline	2,726,520	3,066,998	3,159,307	3,406,573	3,374,833	4,067,125
Total mortgage pipeline	$3,804,277	$4,068,044	$4,126,250	$4,547,181	$4,531,887	$5,745,823

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)		3,887	3,780	3,834	4,885	4,949
ATMs (proprietary)		399	536	536	537	532
Total ATMS Serviced		4,286	4,316	4,370	5,422	5,481

Merchant Service Terminals		151	178	187	2,005	2,035

Insurance Sales Processing –
Number of policies sold	49	71	92	68	48	135
Number of policies in force	336	396	477	542	588	721

Note: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company.  All statistics are unaudited.

Monthly Commentary

Attached is the monthly statistical report for March 2004. You will notice that we have reorganized the information by business segment. The stats for each business channel now appear in the segment where the channel’s financial results are reported.

Additionally, we have included a NetBank, Inc. consolidated customer count and cross-sell ratio. We discussed these counts at our analyst-investor meeting last month. They reflect both personal and business customers across all of our operations, not just the bank.

We are still reporting the bank-level customer count and cross-sell ratio. The new cross-sell ratio that appears on the report is based on services per customer. As you will see on previous reports, we had been calculating it as services per household. Although the two methods are similar, they’re not the same. We have omitted the previous number because it is an apples-to-oranges comparison.

Other highlights/clarifications include:

•                  Run-off in CD accounts represented $52M of the $73M decline in retail deposits. This attrition was comprised mostly of non-core or single-product account relationships that were unprofitable for the bank. This decline was offset by a seasonal increase of $111 million in escrow-related deposits held for our servicing operation.

•                  Indirect auto lending generated $34 million in loans, a month-over-month increase of $13 million or 63%. More competitive pricing on our part led to the increase and is reflected by the decline in the weighted average note rate.

•                  Conforming mortgage production rose by $240 million or 28% during March, while non-conforming production increased by $72 million or 46%.

•                  The locked conforming mortgage pipeline was up by $522 million or 45%.

Earnings outlook:

Last month, we reported that first quarter results were under pressure. Profitability within our conforming mortgage channel was running behind forecast due to aggressive pricing within the market. We estimated conforming margins could be off by approximately 20 basis points from expectations. These conditions persisted through March.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com